July 29, 2022

Supplement

SUPPLEMENT DATED JULY 29, 2022 TO THE SUMMARY PROSPECTUS OF
MORGAN STANLEY VARIABLE INVESTMENT SERIES
INCOME PLUS PORTFOLIO
(the "Fund")
CLASS X
Dated April 29, 2022

Effective July 31, 2022, Stella Ma will begin serving as a portfolio manager of the Fund.

Accordingly, the section of the Summary Prospectus entitled "Fund Management—Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Fixed Income team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser	Date Began Managing Fund
Joseph Mehlman	Managing Director	November 2008
Angie Salam	Executive Director	July 2021
Stella Ma	Vice President	July 2022

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.